Exhibit 99.1

Charter Financial Corporation

Annual Meeting PowerPoint Presentation Script

February 22, 2006

1.	Good morning, ladies and gentlemen and thank you for joining us today.

2.	Before I begin, I need to remind you that some of the ground we’ll be covering today may include forward looking statements that are based on our best assessment of the situation and probable future outcomes. I won’t read all the cautions included in this slide, but I strongly recommend that you consider the risk and assumptions outlined in the annual report and our regular filings with the Securities and Exchange Commission. Today we are going to review the past year, which was our third full year as a public company, along with some of the factors that contributed to our results. Today’s report will sound familiar for those of you who were here last year. This is because our primary strategies and directions have not changed. You will see, however, we are making progress towards our goals.

3.

Here are some key facts about our company: First our legal and corporate structure is relatively unusual. Although Charter Financial has 19.8 million shares outstanding, only 20% of those shares are owned by public shareholders. The other 80% of the shares are controlled by First Charter, MHC. First Charter, MHC is a mutual holding company that is owned by the depositors of CharterBank. Second, our earnings and our earnings structure are improving as we add loans and core deposits to our balance sheet. Third, we are regulated by the Office of Thrift Supervision. Fourth, we are very strongly capitalized. Much of that strong capital position is due to a very large unrealized gain in Freddie Mac stock, which we purchased in the middle 1980’s.

4.	Our ownership structure is illustrated on this slide. First Charter, MHC owns 80% of Charter Financial Corporation shares and the other 20% are owned by public shareholders. Charter Financial Corporation owns CharterBank.

5.	A key benefit of our mutual holding company ownership structure is the ability of the 80% owner, First Charter, MHC, to waive receipt of dividends from Charter Financial. So far, the mutual holding company has done that. The mutual holding company structure allows companies to raise capital in smaller increments, such as our 20%. First Charter, MHC has waived its dividend because it has not contributed any capital to Charter Financial for its stock, its uses for cash are limited, and it benefits from a high Charter Financial stock price.

6.	Our value results from: (1) the security of investing in a very highly capitalized and conservatively managed savings institution; (2) upside capacity to grow bank earnings; (3) future performance of the Freddie Mac stock; (4) the unique capital management opportunities that arise from our mutual holding company structure; (5) our cash dividend that we expect will rise as earnings from operations and Freddie Mac dividends grow.

7.	Our stock has recently closed at $36.69 per share. Insiders own 3.3% of the total shares outstanding and 17.5% of shares owned by the public. Our market capitalization, at $721.6 million on February 17th, placed us in the top 100 financial services companies traded on the NASDAQ. Our total assets topped one billion dollars.

8.	We are currently paying a regular annualized dividend of $1.40 a share to the public stockholders. On February 1st we paid a $.35 special dividend. In 2005, we paid a $2.00 special dividend. Our dividend yield is currently 3.82%, excluding the special. Over the last 4 quarters, we earned 70 cents per share; last quarter 27 cents per share.

9.	Many bank investors look at the book value of bank stocks. Because of our mutual holding company structure, some investors and analysts look at an additional book value measure. The traditional measure of book value, what we call “stated book,” equals $13.51 per share, and it is calculated by dividing total capital of $267.0 million by total shares outstanding, of 19.8 million. The non-traditional measure, what we call “minority book value,” is calculated by dividing our total equity capital of $267.0 million by the 3.9 million shares owned by the public. This works out to a minority book value of $68.37 per share. Our stock price seems to have settled into a range about midway between stated book and minority book value.

10.	We have a three-part strategy for effectively deploying our capital and creating shareholder value. The first strategy is to make our community bank franchise more profitable and valuable. The second is to manage the 4.44 million share investment in Freddie Mac stock, which last Friday was valued at $294.2 million, before taxes. The third strategy is to use our capital efficiently.

11.	Our first shareholder value creation strategy is to increase the profitability and the value of our community bank franchise. Our hypothesis is that the market will assign a premium valuation for the bank franchise compared to our other major balance sheet components, especially if the banking franchise is well located. In other words, we want to add more loans and core deposits and shed securities purchased with loans from investment banks. With Charter’s strong capital base, the opportunity to grow the core bank is huge. Our plan is to build-up market share in better growth markets through organic growth and de novo branching. Also, we see that acquisitions in the right markets for the right price can help us build our bank more quickly. As our annual report cover indicates, our strongest interest is in the I-85 corridor in and around the Atlanta MSA.

12.	Gaining market share in better markets and focusing our product growth onto core deposits and commercial real estate loans increases the value of the community bank franchise. It improves the diversity of our customer base and decreases the volatility associated with residential mortgage finance. Like most community banks, part of our customer value proposition is to provide great service. Our tactics are to deliver banking services with accuracy, speed, friendliness and great convenience. We work continuously to improve our customers’ banking experiences. With that goal foremost in mind, last March, after two years of preparation, we completed a computer systems conversion.

13.	Improving operating efficiency is another goal.

14.	For some of you, this is your first time in our new 19,000 square foot corporate center. This is our training room. We acquired this building in late 2004 and completely occupied it by July of last year. This allowed us to consolidate all of our corporate and operational personnel from five (5) buildings into one (1). The result has been improved communications and productivity. We are operating with 10% lower headcount this year despite opening and staffing a new branch.

15.	The Interstate-85 corridor, where it crosses the state line between Alabama and Georgia, present some interesting competitive dynamics. The interstate highway links three distinct trade areas and 4 counties economically. These four counties have a population of 240,000 people and have grown at nearly 2% per year since 1990. However, we appear to be unusual in defining a cross-state line market since we are the only bank with significant aspirations in all three markets. We have nine branches and two loan production offices straddling this Interstate highway corridor. Charter has a 13% share of the market.

16.	This map gives you some indication of our market reach and of our opportunity. Note the proximity of the Atlanta MSA to the northeast, the Columbus MSA to the south and the Auburn MSA to the west. Interestingly Troup County, Georgia and Chambers County, Alabama were included in the Atlanta Micropolitan Statistical Area for the 2000 US Census. This means that at least 15% of the workers from these counties commute to the Atlanta MSA to work. The Auburn market continues to be one of the fastest growing MSA’s in Alabama. The county has been growing at a 3.2% constant annual rate over the last decade. Having success penetrating these growing markets is a key to building our franchise and putting our capital to work.

17.	In May we plan to open two new branches in the Auburn-Opelika market to replace two obsolete facilities acquired in the Eagle Bank purchase in 2003. Last March, our new South Davis Road branch opened in LaGrange and it seems to be doing well. The LaGrange region has absorbed most of the ramp-up costs of the new branch and is operating at 95% of the quarterly profit contribution in the most recent quarter compared to last year.

18.	Our second stockholder value strategy is to manage our Freddie Mac stock effectively.

19.	To recap our Freddie Mac position, we currently have 4.44 million shares of Freddie Mac stock in Charter Financial and in the companies it owns. These shares were purchased in the middle 1980’s for an average price $1.33 per share. It closed last Friday at $66.30 so the value of the shares was $294.2 million. On our balance sheet, we hold it net of taxes that we would pay were we to sell it. Freddie Mac recently increased their dividend to $1.88 per share annually. Over the last 10 calendar years, Freddie Mac has posted an average rate of return of almost 14%.

20.	Freddie Mac is important to Charter Financial for a couple of reasons: the unrealized, after-tax gain represents 68% of our total capital or $9.13 per share on total shares outstanding; $46.19 per minority share. Its $8.34 million pre-tax dividend is equal to 42 cents per Charter Financial share; $2.14 per minority share. When Freddie Mac’s price changes by $1, Charter Financial’s book value per share, total outstanding, changes by 14 cents and by 70 cents per minority share.

21.	Last fall we increased our covered call program to write covered call options against up to 400,000 shares of our Freddie Mac stock. Our goal is to enhance the stock’s yield by collecting premium income from writing call options against the stock in addition to regular dividends. We think the call writing program can also give us a tool to manage the ratio of unrealized equity to total equity, currently at 68%. When Freddie Mac is moving higher, we could see some options exercised and proceeds realized from stock sales. These sales proceeds can be reinvested into earning assets or, with some limitations, paid out to shareholders. Last year, the covered call writing program generated $525,000 of premium income and 92,500 shares were sold via exercises, contributing $6.1 million pre-tax to earnings.

22.	The third stockholder value strategy is capital management.

23.	Our key capital management strategy is to pay an attractive dividend to shareholders. Up to now, First Charter, MHC with the concurrence of the Office of Thrift Supervision, has waived its rights to cash dividends paid by Charter Financial. A few weeks ago we paid a $0.35 per share special dividend. Our regular quarterly dividend of $0.35 per share indicates a 3.82% dividend yield. With excess capital at CharterBank and Charter Financial, there’s no current need to retain earnings to fund organic growth, however, future dividends will be dependent on future cash needs and core operating earnings.

24.	During fiscal 2005 we paid out 98% of our earnings in dividends.

25.	We regularly evaluate all the capital management tools. This slide shows the primary options.

26.	This slide illustrates the performance of Charter Financial versus the NASDAQ Bank index, the Russell 2000 index and Russell 2000 Financial Services index since we came onto the market. Our stock has done quite well. In summary, our capital management goals are to use the MHC dividend waiver to enhance returns to public shareholders, when it’s appropriate. When we have good investment opportunities, excess capital will be used to acquire and build core earnings.

27.	(Charter Financial logo). I’d like to ask Curt to step forward to talk about our financial performance.

28.	Thank you Bob. Good morning. I would like to cover our financial position. Let’s look at some of the key balance sheet items.

a.

At year-end our total assets were down $18 million from the prior year. Freddie Mac stock was down almost $9 per share from September 30, 2004 to September 30, 2005. Since September 30, 2005 it is up almost $10 per share. Here you see the lower level of total Freddie Mac stock. This drop in Freddie Mac’s price was also the reason our accumulated other comprehensive income , which is the after tax unrealized Freddie gain, was down. Two other good changes are the reduced level of mortgage securities and increased loans.

29.	Our loan originations have leveled off after the peak of 1-4 family refinances in 2003.

30.	In spite of the lower level of originations we grew our loan portfolio by $40 million, primarily in commercial real estate and construction loans.

31.	Our asset quality metrics are either comparable or better than the industry. 97% of our non-performing loan balances are secured by real estate and our charge-offs were 16 basis points on average loan balances.

32.	It is good news that we grew the most important part of our core deposits, checking accounts by $3.8 million.

33.	Our revenue drivers are retail banking activities, interest on mortgage securities and our Freddie Mac stock.

34.	Net income was up $3.2 million, or 16 cents per share, primarily due to increased gains on sale of Freddie Mac stock. The gains on the sale of Freddie Mac stock resulted from exercises of covered calls. The increased net interest income was offset by increased non-interest expense.

35.	Our net interest margin was flat as asset yields tracked our cost of liabilities.

36.	We have increased deposit fees, one of the more stable revenue streams.

37.	One of the more volatile revenue streams, gain on sale of loans, has gone down.

38.	When we combine the last two graphs you see the progress we have made in improving the quality of our revenue.

39.	Our noninterest expense has been relatively stable in the three years since the Eagle Bank acquisition.

40.	We have increased our gain on sale of Freddie Mac and our covered call income as we have increased the size of the covered call program.

41.	We have increased dividends as we have increased net income. Now Bob will talk about our outlook for 2006.

42.	Thank you, Curt. In summary, I’ll take you back to this slide to remind you that our strategy to reward shareholders rests on three legs: (1) to build earnings in the community bank; (2) to manage our Freddie Mac stock investment effectively; and (3) to make our capital work hard for shareholders.

43.	In that vein, I want to leave you with a few thoughts about how we expect to implement that strategy through the remainder of 2006 after a busy year in 2005 that was significantly engaged in operational improvement. After replacing two obsolete branches in Auburn-Opelika 2006, we hope to move up into the pack of banks occupying the middle third of market share positions. A similar challenge faces us in LaGrange. In each of these markets, CharterBank needs to roughly double its share of the market to compete head-up with the first tier of banks. While we don’t expect to move into the top tier in 2006, we do expect our bankers to make strides in these markets now that they have the facilities and marketing budgets to compete with the more established banks.

Also, in 2006, we’ll begin construction on 2 branches in the Newnan market area. We have acquired properties which, when built out, will allow us to compete in this rapidly growing suburb of Atlanta. Succeeding here will test our mettle since we will be competing for the first time in a bedroom community of a major metropolitan area. We expect the trade patterns to be significantly different than what we have seen previously.

The increased de novo branching activity will strain core bank operating income in the near term. New branches entail new commitments in terms of capital, management and on-going operational costs. Net income from core banking activities may not be able to keep up with the costs added by new branches initially. However, we do expect existing branch revenue growth to eventually enable us to open new branches while maintaining reasonable core income growth.

44.	The Freddie Mac covered call strategy now involves 400,000 shares at the holding company level which gives us a tool to manage the relationship between unrealized to realized capital. We expect to continue to write call options against out of the money strike prices to collect premium income and will allow some shares to be called away if the price of the Freddie Mac common appreciates.

Finally, much of our capital management strategy in 2006 will continue to revolve around the dividend opportunity that our mutual holding company structure makes possible. As we have in the past, we expect to continue to pay a relatively high proportion of our earnings in dividends.

45.	At this point, I’ll take your questions.

1 Annual Shareholders’ Meeting February 22, 2006

Charter Financial
Charter Financial
CORPORATION
Forward Looking Statement
This presentation and the accompanying commentary may contain "forward-looking statements" that may be identified by use of such words as "believe," "expect,"
"anticipate," "should," "planned," "estimated," and "potential." Examples of forward-
looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines;
changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties.
Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Charter Financial
Charter Financial
CORPORATION
Key Facts
• 20% Mutual Holding Company Structure
• Improving Earnings/Earnings Structure
• Regulated By The Office Of Thrift
Supervision
• Overcapitalized With Large Portfolio Of
Freddie Mac Stock

4 Charter Financial Charter Financial CORPORATION Ownership Structure Charter Financial Corporation CharterBank First Charter MHC 80% Public Shareholders 20%

Charter Financial
Charter Financial
CORPORATION
Ownership Structure
• First Charter, MHC, Which Owns 80% Of
Stock, Has Waived Dividends From CHFN
• CHFN Has Not Received Capital For
80% Of Shares Outstanding

Charter Financial
Charter Financial
CORPORATION
Our Value Grows Out Of Our
•
SECURITY:
Dividend Yield, Strong Capital
Base, Profitable
•
GROWTH:
Build Retail Bank, Manage &
Diversify Freddie Mac Stock
•
CAPITAL MANAGEMENT:
Use Capital
For Acquisitions, Organic Growth, Dividend
Payments or Stock Buybacks

Charter Financial
Charter Financial
CORPORATION
Market Profile
Nasdaq NM: CHFN
Recent Price (2/17/06): $36.69
Shares Outstanding: 19.8 Million
Insider Ownership (12/31/05): 3.3% of total & 16.9% of minority shares
(80.2% owned by Mutual Holding Company)
Market Capitalization (2/17/06): $721.6 Million
Total Assets (12/31/05): $1.095 Billion

Charter Financial
Charter Financial
CORPORATION
Earnings & Dividends
Nasdaq NM: CHFN
Regular Annual Dividend Rate: $1.40
(to publicly owned stock)
February 2006 Special Dividend: $0.35
(to publicly owned stock)
Regular Dividend Yield: 3.82%
Last Four Quarters EPS: 70 Cents

Charter Financial
Charter Financial
CORPORATION
MHC Book Value Metrics
• Stated Book Value—$13.51
• Tangible Book Value—$13.22
• Minority Book Value—$68.37
• Stock Price—$35.71
(As of December 31, 2005)

Charter Financial
Charter Financial
CORPORATION
Stockholder Value Strategies
Enhancing Value By Effectively Deploying Capital
1. Expanding Profitability And Value Of Retail Franchise
2. Managing 4.44 Million Share Freddie Mac Investment
3. Managing Capital To Provide Attractive Returns To Shareholders

Charter Financial
Charter Financial
CORPORATION
Stockholder Value Strategies
Enhancing Value By Effectively Deploying Capital
1. Expanding Profitability And Value Of Retail Franchise
Transform From Traditional Thrift To Bank-like Asset/Liability
Structure & Earnings Quality
Expand Branch Network Into Stronger Markets
Strategic/Opportunistic Acquisitions
2. Managing Freddie Mac Investment
3. Managing Capital To Provide Attractive Returns To
Shareholders

Charter Financial
Charter Financial
CORPORATION
• Diversify & Upgrade Earnings Potential
Core Deposits
Commercial Real Estate Lending
Cost effectively provide service
• Provide Outstanding Convenience And Customer Service (ACE)
Accurate
Spirited
Competent
Responsive
Retail Strategy

Charter Financial
Charter Financial
CORPORATION
Accomplishments
• Core system conversion completed
• Opened Lagrange South Davis branch
• Consolidated management and support
functions in one building

14 Charter Financial Charter Financial CORPORATION Charter Corporate Center

15 Charter Financial Charter Financial CORPORATION • Auburn – Opelika, AL • West Point, GA – Valley, AL • LaGrange, GA • No. 2 In Deposit Market Share Across All 3 Markets at 13% Our Markets

Charter Financial
Charter Financial
CORPORATION
Auburn (2)
Opelika (2)
Newnan
La Grange (2)
West Point
Valley (2)
Phenix City
St. Mary’s
Full Service Branch
Loan Production Office
Birmingham MSA
Atlanta MSA
Montgomery MSA
Columbus MSA
Auburn-Opelika MSA

17 Charter Financial Charter Financial CORPORATION New Opelika Branch

Charter Financial
Charter Financial
CORPORATION
Stockholder Value Strategies
Enhancing Value By Effectively Deploying Capital
1. Expanding Profitability And Value Of Retail Franchise
2. Managing Freddie Mac Investment
3. Managing Capital To Provide Attractive Returns To
Shareholders

Charter Financial
Charter Financial
CORPORATION
Freddie Mac Recap
• 4.44 Million Shares At Cost Of $1.33/Share
• $284 Million Pre-Tax Unrealized Gain
• Charter Has Owned FRE Stock Since The Mid 1980s
• FRE Has Posted A 10-year Average Total Rate Of
Return Of  14%
• Annual Dividend Rate Equals $1.88 Per Share
(As of December 31, 2005)

Charter Financial
Charter Financial
CORPORATION
Importance Of FRE To CHFN
• Net Unrealized Gain & Basis Represents 68% Of Our Capital….
Equals $9.13 Per CHFN Share
Equals $46.19 Per Minority Share
• $8.34 Million FRE Pre-tax Dividend….
Equals $0.42 Per CHFN Share
Equals $2.14 Per Minority Share
• A $1 Change In FRE….
Equals $0.14 Change In CHFN Book Value Per Share
Equals $0.70 Change In Minority Book Value Per Share
(As of December 31, 2005)

Charter Financial
Charter Financial
CORPORATION
Managing Freddie Mac Investment
• Continue To Collect Dividend While Enhancing Yield With
Covered Call Option Premium
• Manage Ratio Of Unrealized Gains To Total Capital
• May Have Periodic Share Sales Through Option Program
• Proceeds From Sales Redeployed In Shareholder Value
Maximizing Opportunities
Reinvest In Retail Bank
Shareholder Distributions

Charter Financial
Charter Financial
CORPORATION
Stockholder Value Strategies
Enhancing Value By Effectively Deploying Capital
1. Expanding Profitability And Value Of Retail Franchise
2. Managing Freddie Mac Investment
3. Managing Capital To Provide Attractive Returns To
Shareholders

Charter Financial
Charter Financial
CORPORATION
Cash Dividends
• First Charter, MHC Can Waive Right To Cash Dividends
• Increased Regular Quarterly Dividend To $0.35 From
$0.25 In June 2005
• Just Paid Special Dividend Of $0.35
• 3.78% Indicated Regular Dividend Yield
• Excess Capital—No Current Need To Retain Earnings
To Support Organic Growth In Current Markets

Charter Financial
Charter Financial
CORPORATION
Cash Dividends
• Future Level Of Dividends Dependent On Cash
Needs And Primarily Core Operating Earnings
• Total Dividends Paid Of $11.2 million were
98% Of Net Income Of $11.4 million

Charter Financial
Charter Financial
CORPORATION
Capital Management Goals
• Enhance Returns To Minority Shareholders with the
MHC Dividend Waiver
• Use Excess Capital To Make Acquisitions, Build
Franchise & Earnings
• Minimize Dividend Dilution Of Minority Shareholders
• MHC Structure Can Tap Additional Capital Needed
for Major Acquisition

Charter Financial
Charter Financial
CORPORATION
Stock Performance
Since Conversion
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
Oct-01 Oct-02 Oct-03 Oct-04 Oct-05
CHFN
$100 $283 $317 $361 $394
CBNK
$100 $115 $139 $164 $171
RTY $100 $86 $118 $140 $166
R2FINL
$100 $109 $139 $168 $187
10/17/2001 9/30/2002 9/30/2003 9/30/2004 9/30/2005

27 Financial Performance

Charter Financial
Charter Financial
CORPORATION
Balance Sheet Highlights
93,825 92,141 86,419 Realized Equity
180,359
272,500
392,789
245,464
795,700
300,430
400,513
316,151
1,068,201
FYE 2004
149,405
243,230
382,336
250,391
807,340
254,776
376,173
356,808
1,050,570
FYE 2005
230,359 Total Equity
770,136 Total Liabilities
143,941
388,441
229,649
242,904
416,061
292,553
1,000,495
FYE 2003
Accum Other Comp Inc
Total Borrowings
Retail Deposits
FRE
Securities
Loans, net
Total Assets
($000s)

Charter Financial
Charter Financial
CORPORATION
0
50
100
150
200
250
300
350
FY
2000
FY
2001
FY
2002
FY
2003
FY
2004
FY
2005
Real Estate Construction
Consumer and Other
Commercial Real Estate and
Commercial
1-4 Family Residential
Loan Originations
($ millions)
$171
$165
$186
$329
$192
$161

Charter Financial
Charter Financial
CORPORATION
Loan Portfolio
23%
3%
3%
59%
12%
27%
3%
4%
56%
10%
32%
8%
4%
47%
9%
37%
7%
5%
44%
7%
37%
6%
7%
44%
6%
41%
4%
9%
41%
5%
0
50
100
150
200
250
300
350
400
Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05
Consumer and Other
1-4 Family Residential
Real Estate Construction
Commercial
Commercial Real Estate
($ millions)
$260
$300
$214
$230
$324
$364

Charter Financial
Charter Financial
CORPORATION
Loan Quality
As Of September 30, 2005:
• Nonperforming Loans 1.12% Of Total Loans
• Reserve Coverage 151% Of Nonperforming Loans
• 97% Of Nonperforming Loans Secured By Real Estate
• Fiscal 2005 Net Charge-Offs Of 0.16% Of Average Loans

Charter Financial
Charter Financial
CORPORATION
Core Deposit Growth
53%
27%
20%
46%
35%
19%
49%
38%
13%
53%
31%
16%
50%
39%
12%
52%
37%
11%
0
20
40
60
80
100
120
140
Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05
Savings
Money Market
Checking
($ millions)
$42
$54
$69
$100
$129
$131

Charter Financial
Charter Financial
CORPORATION
Revenue Drivers
• Retail Banking Activities
Core Deposits
1-4 Single Family Mortgages
Commercial
Real Estate Mortgages
• Mortgage Securities Portfolio
• Freddie Mac Stock
Dividends
Covered Call program
Premiums
Gain on sale of stock

Charter Financial
Charter Financial
CORPORATION
Income Statement Highlights
4,116 2,850 83 Income Tax Expense
75 30 25 Provision
$3.20
$0.58
11,413
18,269
10,966
22,908
FY 2005
$1.10
$0.42
8,217
17,156
6,508
21,746
FY 2004
$0.60
$0.16
3,091
18,225
5,894
15,530
FY 2003
Dividends/share
Net Income
Fully Diluted EPS
Noninterest Expense
Noninterest Income
Net Interest Income
($000s)

Charter Financial
Charter Financial
CORPORATION
Yields And Margin
- Excludes FRE -
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
FY2000 FY2001 FY2002 FY2003 FY2004 FY2005
Asset Yield
Cost of Liabilities
Net Interest Margin

36 Charter Financial Charter Financial CORPORATION Deposit Fees $701 $761 $1,115 $1,717 $2,549 $2,726 0 500 1,000 1,500 2,000 2,500 3,000 FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005 ($ 000s)

Charter Financial
Charter Financial
CORPORATION
Mortgage Banking Revenue
Gain on Sale of Loans
$730
$1,580
$1,860
$2,775
$1,152
$884
0
500
1,000
1,500
2,000
2,500
3,000
FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005
($ 000s)

Charter Financial
Charter Financial
CORPORATION
Deposit Fees & Gain on sale of
Loans
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
4,500,000
2001 2002 2003 2004 2005
Deposit Fees & Gain on Sale of Loans
Gain on Sale of Loans
Deposit Fees

Charter Financial
Charter Financial
CORPORATION
Noninterest Expense
31%
45%
12%
9%
3%
55%
22%
14%
5%
4%
52%
20%
14%
9%
5%
58%
18%
12%
7%
5%
59%
17%
14%
5%
5%
56%
17%
15%
8%
4%
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
20,000
FY 2000 FY 2001 FY 2002 FY 2003 FY 2004 FY 2005
Marketing
Professional Services
Occupancy
Other
Salaries & Benefits
($ 000s)
$15,942
$11,416
$14,289
$18,225
$17,156
$18,269

Charter Financial
Charter Financial
CORPORATION
Freddie Mac
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
2001 2002 2003 2004 2005
Gain on Sale & Covered Call Income
Covered Call Income
Gain on Sale of Freddie
Mac

Charter Financial
Charter Financial
CORPORATION
Net Income & Total Dividends Paid
Net Income & Total Dividends paid
$0 $2 $4 $6 $8 $10 $12
2005
2004
2003
2002
2001
Millions Net Income Dividends Paid

Charter Financial
Charter Financial
CORPORATION
Stockholder Value Strategies
Enhancing Value By Effectively Deploying Capital
1. Expanding Profitability And Value Of Retail Franchise
2. Managing Freddie Mac Investment
3. Managing Capital To Provide Attractive Returns To
Shareholders

Charter Financial
Charter Financial
CORPORATION
Outlook For 2006
• Build retail franchise
• LaGrange branch update
• Upgrade two branches in Lee County Market
• Newnan market plans
• Covered Call Program To Manage Freddie Mac Stock
• Dividend Is Central To Capital Management Plans